UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2002



                         TRIDON ENTERPRISES INCORPORATED
             (Exact name of registrant as specified in its charter)


        Colorado                      000-13628                13-3183646
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation                                    Identification Number


                  Room 1305, 13/F Progress Commercial Building,
                               7-17 Irving Street,
                             Causeway Bay, Hong Kong
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (852) 2972-2772




                                 Not applicable
          (Former name or former address, if changed since last report)





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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective April 10, 2002, Tridon Enterprises Incorporated (the "Company"), dismissed Hurley & Company ("HC"), as the Company's independent accountants. Effective April 10, 2001, the Company engaged Spear, Safer, Harmon & Co. ("SSHC") as the Company's new independent accountants. The dismissal of HC and the engagement of SSHC were approved by the Company's Board of Directors.

         Prior to the engagement of SSHC, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

         HC audited the Company's financial statements for the period from April 30, 2000 to April 30, 2001. HC's report for this period did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. The report did note significant doubt regarding the Company's ability to continue as a going concern.


         During the period from August 24, 2001 to April 10, 2002, there were no disagreements with HC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HC, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the period from August 24, 2001 to April 10, 2002.

         The Company has provided HC with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of HC's letter is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements. None

(b) Pro Forma Financial Statements. None

(c) Exhibits

          Exhibit No.                   Description
          ----------                    -----------
            16.1              Letter from Hurley & Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TRIDON ENTERPRISES INCORPORATED




DATE:  April 15, 2002              By:  /s/ Xuedong Hu
                                       ----------------------------
                                       Name:  Xuedong Hu
                                       Title: Chairman of the Board of Directors







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